UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:
February 16, 2006

(Date of Earliest Event Reported: February 14, 2006)

EL PASO CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	1-14365	76-0568816
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

El Paso Building
1001 Louisiana Street
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 420-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year

    On February 14, 2006, our Board of Directors amended our By-laws to update and clarify certain provisions thereof. Various provisions of the former By-laws were revised, reworded, reordered or supplemented with new provisions. These amendments to our By-laws include provisions that:

•	Set the annual meeting of the stockholders for the purpose of electing Directors for the third Thursday of May, or at such other time or date as shall be fixed by resolution of the Board;
•	Removed references to the title of Vice Chairman of the Board, clarified the powers and duties of the Chairman of the Board and provided for the notice of Board meetings by electronic means;
•	Provided that the Board may determine that any annual or special meeting, or any adjournment of such a meeting, be held solely by means of remote communication;
•	Provided that notice, or waiver of notice, to stockholders of annual or special meetings, may be made electronically;
•
Clarified that a majority of the aggregate voting power of the outstanding shares of stock constitutes a quorum at a meeting of stockholders and that a majority of the voting power is required for an act of the stockholders;

•	Revised the provisions governing the means by which a stockholder may authorize another to act for such stockholder by proxy;
•	Provided that stockholders and proxyholders may participate in a meeting of stockholders by remote communication and access a list of stockholders electronically;
•	Clarified the responsibilities and discretionary authority of the presiding officer at any stockholder meeting;
•	Revised and clarified the duties of the Executive and Governance & Nominating Committees of the Board and the quorum provisions for Board committees;
•	Revised the description of the duties and responsibilities office of the Chief Executive Officer;
•	Clarified the provisions relating to the transfer of stock;
•	Revised the officer and director indemnification and advancement of expenses provisions; and
•	Added a provision related to prohibition of loans to officers unless allowed by applicable law and approved by the Board.

    The foregoing is merely a summary of the material amendments to the By-laws and is qualified in its entirety by the amended By-laws, a copy of which is included as Exhibit 3.B to this Form 8-K and incorporated into this Item 5.03 by reference.

Item 7.01 Regulation FD Disclosure.

    On February 16, 2006, our president and chief executive officer, Douglas L. Foshee will be making a presentation at the UBS Natural Gas & Electric Utilities Conference in New York. The slide presentation may be accessed through our Web site at www.elpaso.com. A copy of our press release is attached as Exhibit 99.A and a copy of certain slides containing information not previously disclosed is attached at Exhibit 99.B. The information disclosed in this Item 7.01, and the exhibits listed under Item 9.01 of this Current Report on Form 8-K, are furnished to comply with Regulation FD, but are not considered to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and are not subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description

3.B	By-Laws of El Paso Corporation as amended February 14, 2006.
99.A	Slides.
99.B	Press Release dated February 15, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO CORPORATION

By:	/s/ John R. Sult
John R. Sult
Senior Vice President and Controller

Dated:  February 16, 2006

EXHIBIT INDEX

Exhibit Number	Description

3.B	By-Laws of El Paso Corporation as amended February 14, 2006.
99.A	Slides.
99.B	Press Release dated February 15, 2006.